UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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4)	Date Filed:

July 2, 2013

Update to Proposed Invesco Fund
Reorganizations
At a shareholder meeting on July 2, 2013, Invesco High Yield Securities Fund and Invesco Leaders Fund received the votes necessary to proceed with their reorganizations. The shareholder meeting for Invesco Constellation Fund has been adjourned to August 27, 2013, to allow time for continued voting. Invesco Dynamics Fund, Invesco Leisure Fund and Invesco Municipal Bond Fund previously received the votes necessary to proceed with their proposed reorganizations. All approved fund reorganizations will close on July 15, 2013.
Additionally, all funds targeted for reorganization entered limited offering status on May 31, 2013. Specific fund information is in the tables below.
Key Dates
■	July 15, 2013 Anticipated close date for approved funds

■	August 27, 2013 Shareholder meeting for Invesco Constellation Fund

Approved Fund Reorganizations

Target Fund/Class	CUSIP	Ticker	Acquiring Fund/Class	CUSIP	Ticker
Invesco Dynamics Fund			Invesco Mid Cap Growth Fund
Class A Shares	00142C284	IDYAX	Class A Shares	00143M596	VGRAX
Class B Shares	00142C276	IDYBX	Class B Shares	00143M588	VGRBX
Class C Shares	00142C268	IFDCX	Class C Shares	00143M570	VGRCX
Class R Shares	00142C250	IDYRX	Class R Shares	00143M562	VGRRX
Class R5 Shares	00142C292	IDICX	Class R5 Shares	00143M547	VGRJX
Class R6 Shares	001421627	IDYFX	Class R6 Shares	00143N107	VGRFX[1]
Class Y Shares	00142C227	IDYYX	Class Y Shares	00143M554	VGRDX
Investor Class Shares	00142C243	FIDYX	Class A Shares	00143M596	VGRAX

Invesco Municipal Bond Fund			Invesco Municipal Income Fund
Class A Shares	00142C763	AMBDX	Class A Shares	001419555	VKMMX
Class B Shares	00142C755	AMBBX	Class B Shares	001419548	VMIBX
Class C Shares	00142C748	AMBCX	Class C Shares	001419530	VMICX
Class Y Shares	00142C151	AMBYX	Class Y Shares	001419522	VMIIX
Investor Class Shares	00142C581	AMBIX	Investor Class Shares	001419456	VMINX[2]

Invesco Leisure Fund			Invesco American Franchise Fund
Class A Shares	00142F758	ILSAX	Class A Shares	00142J578	VAFAX
Class B Shares	00142F741	ILSBX	Class B Shares	00142J560	VAFBX
Class C Shares	00142F733	IVLCX	Class C Shares	00142J552	VAFCX
Class R Shares	00142F485	ILSRX	Class R Shares	00141A453	VAFRX
Class Y Shares	00142F436	ILSYX	Class Y Shares	00142J545	VAFIX
Investor Class Shares	00142F766	FLISX	Class A Shares	00142J578	VAFAX

Approved Fund Reorganizations (continued)

Target Fund/Class	CUSIP	Ticker	Acquiring Fund/Class	CUSIP	Ticker
Invesco High Yield Securities Fund			Invesco High Yield Fund
Class A Shares	001421403	HYLAX	Class A Shares	00142C706	AMHYX
Class B Shares	001421502	HYLBX	Class A Shares	00142C706	AMHYX
Class C Shares	001421601	HYLCX	Class C Shares	00142C888	AHYCX
Class Y Shares	001421700	HYLDX	Class Y Shares	00142C193	AHHYX

Invesco Leaders Fund			Invesco Growth Allocation Fund
Class A Shares	00888W718	VLFAX	Class A Shares	00141M549	AADAX
Class B Shares	00888W692	VLFBX	Class B Shares	00141M531	AAEBX
Class C Shares	00888W684	VLFCX	Class C Shares	00141M523	AADCX
Class Y Shares	00888W676	VLFIX	Class Y Shares	00888U613	AADYX
Adjourned Fund Reorganization

Target Fund/Class	CUSIP	Ticker	Acquiring Fund/Class	CUSIP	Ticker
Invesco Constellation Fund			Invesco American Franchise Fund
Class A Shares	001413202	CSTGX	Class A Shares	00142J578	VAFAX
Class B Shares	001413772	CSTBX	Class B Shares	00142J560	VAFBX
Class C Shares	001413798	CSTCX	Class C Shares	00142J552	VAFCX
Class R Shares	001413434	CSTRX	Class R Shares	00141A453	VAFRX
Class R5 Shares	001413509	CSITX	Class R5 Shares	00141A446	VAFNX
Class Y Shares	00141B501	CSTYX	Class Y Shares	00142J545	VAFIX

1	Please note that the symbol for Class R6 Shares of Invesco Mid Cap Growth Fund is proposed.

2	Please note that the symbol for Investor Class Shares of Invesco Municipal Income Fund is proposed.

Contact us
Should you have questions, please contact your financial advisor for more information. Financial professionals should contact Invesco at:

National Wirehouse	Independent Advisor	Institutional and Insurance Sales
800-998-4246	800-337-4246	800-410-4246

Broker Dealer	Retirement Division	Registered Investment Adviser
800-421-0807	800-370-1519	800-421-4023

Client Services	Closed-End Funds	Global Liquidity
800-959-4246	800-341-2929	800-659-1005, option 2

About risk
For complete details about the risks associated with each fund listed, see the prospectus and shareholder reports.
FOR US USE ONLY

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.
     Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.
invesco.com/us       IFPA-FLY-12-E       07/13      9014       Invesco Distributors, Inc.

Proxy Voting Information
Invesco Constellation Fund
Proxy statements were mailed on or about February 25, 2013 to shareholders of record as of the close of business on January 24, 2013 for Invesco Constellation Fund. The purpose of the proxy statement is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
[Drop down box with the funds listed below]
Invesco Constellation Fund
The Shareholder Meeting was held on April 24, 2013, as scheduled, adjourned until May 20, 2013, adjourned again until July 2, 2013, and adjourned again until August 27, 2013 at 3:00 p.m. Central time in order to solicit additional votes. The reconvened meeting will be held at the same location. Although the shareholder meeting has been adjourned until August 27, 2013, you still have time to vote your Fund’s shares.
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares at www.proxy-direct.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.	By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting for Invesco Constellation Fund will be held on August 27, 2013 at 3:00 p.m. CT. Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.

If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

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Invesco Constellation Fund
1.	Please read the proxy statement (for retail shares) (for R5 and/or R6 shares) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report

•	Semi Annual Report

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QUESTIONS & ANSWERS FOR:
Invesco Constellation Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE ADJOURNMENT MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco American Franchise Fund (the “Acquiring Fund”), a series of AIM Counselor Series Trust (Invesco Counselor Series Trust), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 27, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on August 27, 2013 at 3:00 p.m. Central Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

URGENT NOTICE
SHAREHOLDER MEETING ADJOURNED TO AUGUST 27, 2013
Dear Shareholder:
Enclosed is a proxy card you can use to vote for the proposal affecting your Invesco Constellation Fund.
I realize that casting your vote may not be your priority for today, but your Invesco Constellation Fund really needs your vote. So we’ve tried to make it quick and easy for you, and I’m asking you to cast your vote on the enclosed card. Please return this card today using the supplied postage-paid reply envelope. Alternately, you may vote via Internet or Touch-Tone Phone by following the instructions on the enclosed card.
WHY WE NEED YOUR VOTE
We’ve had to adjourn previous shareholders meetings because there wasn’t sufficient voting participation from shareholders. Without your vote we won’t be able to act on the proposal.
We really need your vote in order to complete the recommended changes to your fund.
Please take a moment to vote today. YOUR VOTE COUNTS! See the enclosed card on how to submit your vote.
If you have any questions or need assistance with voting, please call Computershare Fund Services, our proxy solicitor, at 1-866-438-4810. Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com.
Thank you,
Sincerely,
Mr. Philip Taylor
President and Principal Executive Officer of Invesco Funds
24268_ADJ3

Thank you for calling Invesco.
If you have questions regarding the Invesco Constellation Fund Shareholder Meeting Press 1.
If you plan to attend the Invesco Constellation Fund Shareholder Meeting Press 2.
If you plan to attend the PowerShares Shareholder Meeting Press 3.
If you have questions regarding the Shareholder Meeting to be held on August 2, 2013 Press 4.
If you plan to attend the Shareholder Meeting to be held on August 2, 2013 Press 5.
If you have questions regarding the Shareholder Meeting to be held on August 8, 2013 Press 6.
If you plan to attend the Shareholder Meeting to be held on August 8, 2013 Press 7.

OPTION 1	Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Joint Special Meeting of Shareholders for Invesco Constellation Fund which has been adjourned until 3:00 p.m. Central Time on August 27, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.

OPTION 3	Thank you for planning to attend the upcoming Shareholder Meeting for PowerShares which has been adjourned until 10:00 a.m. Central Time on July 24, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling PowerShares.

OPTION 4	Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to 1-800-341-2929]

OPTION 5	Thank you for planning to attend the upcoming Joint Meeting of Shareholders which is currently scheduled for 2:00 p.m. Eastern Daylight Time on August 2, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.

OPTION 6	Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to 1-800-341-2929]

OPTION 7	Thank you for planning to attend the upcoming Joint Meeting of Shareholders which is currently scheduled for 1:00 p.m. Eastern Daylight Time on August 8, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.